                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Healthcare Recoveries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                       [HEALTHCARE RECOVERIES LETERHEAD]

                                                               November 10, 1997

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of Healthcare Recoveries, Inc. to be held on December 8, 1997 at 1400 Watterson Tower, Louisville, Kentucky 40218. The meeting will begin promptly at 10:00 a.m., local time.

     The items of business are listed in the following Notice of Special Meeting and are more fully addressed in the Proxy Statement.

     Please date, sign and return your proxy card in the enclosed envelope at your convenience to assure that your shares will be represented and voted at the Special Meeting even if you cannot attend. If you attend the Special Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

     On behalf of your Board of Directors, thank you for your continued support and interest in Healthcare Recoveries, Inc.

                                           Sincerely,

                                           /s/ PATRICK B. MCGINNIS
                                           Patrick B. McGinnis
                                           Chairman of the Board and
                                           Chief Executive Officer

                        [HEALTHCARE RECOVERIES ADDRESS]

                       [HEALTHCARE RECOVERIES LETERHEAD]

                          HEALTHCARE RECOVERIES, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                DECEMBER 8, 1997

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Healthcare Recoveries, Inc. will be held at 1400 Watterson Tower, Louisville, Kentucky 40218, on Monday, December 8, 1997, at 10:00 a.m., local time, for the following purposes:

          (i) To consider and act upon a proposal to adopt and approve the Healthcare Recoveries, Inc. 1997 Stock Option Plan; and

          (ii) To transact such other business as may properly come before the meeting or any adjournment.

     The Board of Directors has fixed the close of business on October 31, 1997 as the record date for determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. During the period from November 28, 1997 until the special meeting, a list of stockholders as of the close of business on October 31, 1997 will be available at the location of the meeting for examination during normal business hours by any stockholder.

     Your attention is directed to the Proxy Statement provided with this Notice.

                                          By Order of the Board of Directors,

                                          /s/ PATRICK B. MCGINNIS
                                          Patrick B. McGinnis
                                          Chairman of the Board and
                                          Chief Executive Officer

Louisville, Kentucky
November 10, 1997

     WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                          HEALTHCARE RECOVERIES, INC.
                              1400 WATTERSON TOWER
                           LOUISVILLE, KENTUCKY 40218

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS
                                DECEMBER 8, 1997

INFORMATION REGARDING PROXIES

     A Special Meeting of Stockholders (the "Special Meeting") of Healthcare Recoveries, Inc. (the "Company") will be held on December 8, 1997, for the purposes set forth in the Notice of Special Meeting of Stockholders. The enclosed form of proxy is solicited by the Board of Directors of the Company (the "Board" or "Board of Directors") and the cost of the solicitation will be borne by the Company. When the proxy is properly executed and returned, the shares it represents will be voted as directed at the Special Meeting or any adjournment or, if no direction is indicated, such shares will be voted in favor of the proposals set forth in the Notice of Special Meeting of Stockholders. Any stockholder giving a proxy has the power to revoke it at any time before it is voted. All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later-dated proxy or by voting in person at the Special Meeting.

VOTING SHARES

     Only holders of Common Stock of record as of the close of business on October 31, 1997 (the "Record Date") will be entitled to vote at the Special Meeting. As of that date, the Company had outstanding 11,470,000 shares of Common Stock. Stockholders of record on the Record Date are entitled to one vote for each share of Common Stock held. Dissenters' rights for stockholders are not applicable to the matter being proposed. This Proxy Statement and the accompanying proxy will first be mailed to stockholders of the Company on or about November 10, 1997.

     The presence in person or by proxy of holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum for the transaction of business at the Special Meeting or any adjournment. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote").

     The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required to adopt and approve the 1997 Healthcare Recoveries, Inc. Stock Option Plan (the "Stock Option Plan") or to take any other action at the Special Meeting. With respect to the Stock Option Plan and any other matter that may properly come before the meeting for stockholder consideration, abstentions will be counted in determining the minimum number of affirmative votes required for approval of any matter presented for stockholder consideration and accordingly, will have the effect of a vote against any such matter. Broker non-votes will not be counted as votes for or against matters presented for stockholder consideration.

     From August 28, 1995 through May 21, 1997, the Company was a wholly-owned subsidiary of Medaphis Corporation ("Medaphis"). On May 21, 1997, Medaphis sold all of its shares of Common Stock of the Company to the public for $14.00 per share. Medaphis has no rights with respect to the election of directors of the Company or any other matter relating to the Company.

                   ADOPTION AND APPROVAL OF STOCK OPTION PLAN

     Subject to stockholder approval, the Company has adopted the Healthcare Recoveries, Inc. 1997 Stock Option Plan to encourage stock ownership by eligible consultants, officers and employees, and consultants, officers and employees of companies acquired by the Company.

     The number of options that will be granted to the Company's executive officers and managers pursuant to the Stock Option Plan in the future is not currently determinable.

     The adoption and approval of the Stock Option Plan requires the affirmative vote of a majority of shares present in person or by proxy and entitled to vote at the Special Meeting. The Board has unanimously approved the Stock Option Plan and has determined that the Stock Option Plan is in the best interests of the Company and its stockholders. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR ADOPTION AND APPROVAL OF THE STOCK OPTION PLAN.

     The material features of the Stock Option Plan are outlined below. A copy of the Stock Option Plan is attached hereto as Appendix A.

ELIGIBLE PARTICIPANTS

     The Stock Option Plan provides for the grant of options to purchase the Company's Common Stock to eligible participants, which may include any consultant, officer, or other employee of the Company, or any consultant, officer or other employee of an entity that is acquired by the Company. As of October 31, 1997, this class of individuals included approximately 100 people. Only eligible participants who are also employees of the Company or a parent or subsidiary of the Company are eligible for the grant of incentive stock options under the Stock Option Plan. As of October 31, 1997, the closing price of the Common Stock on the Nasdaq Stock Market was $18 1/2 per share.

SHARES SUBJECT TO THE STOCK OPTION PLAN

     A total of 860,000 shares of Common Stock are reserved under the Stock Option Plan. The maximum number of shares of Common Stock with respect to which options may be granted under the Stock Option Plan in any calendar year to any one eligible participant is 100,000 shares.

LIFE OF PLAN

     No option shall be granted after ten years from the effective date of the Stock Option Plan.

ADMINISTRATION

     The Stock Option Plan will be administered by a committee (the "Compensation Committee") consisting of three non-employee and outside directors of the Company. Subject to the terms of the Stock Option Plan, the Compensation Committee has the authority to determine the employees, directors and consultants to whom options may be granted, whether such options are incentive stock options or nonqualified stock options, the exercise price and the number of shares subject to each option and the time or times when each option shall become exercisable, to interpret the Stock Option Plan and prescribe and rescind rules and regulations consistent with the Stock Option Plan and to determine certain other provisions with respect to each option. The Compensation Committee may also delegate to the chief executive officer of the Company the authority to determine the non-executive employees and consultants to whom options may be granted, the exercise price and the number of shares subject to each option and the time or times when each option shall become exercisable.

VESTING AND TERM OF OPTIONS

     Options granted under this Stock Option Plan are generally nontransferable by the optionee and, unless otherwise determined by the Compensation Committee, must be exercised by the optionee during his or her period of employment or service with the Company, a parent or subsidiary of the Company, or, in the case of nonqualified stock options, during the period of employment or service with a company acquired by the Company, or within a specified period following termination of employment or service. The options shall vest according to the terms that the Compensation Committee determines in its sole discretion. In the event of a Change of Control (as defined by the Stock Option Plan), the unexercised portion of all outstanding options under the Stock Option Plan will automatically become fully vested and immediately exercisable and will remain exercisable until the first anniversary of such event, after which time all outstanding options will immediately terminate as to any portion thereof not exercised. The exercise period for stock options granted under the Stock Option Plan shall end ten years from the date on which such options are granted, or, in the case of incentive stock options granted to an eligible participant who owns more than ten percent of the total combined voting power of the stock of the Company, a subsidiary or parent, five years from the date on which such options are granted.

EXERCISE PRICE

     Under the terms of the Stock Option Plan, the exercise price for the issuance of Common Stock pursuant to incentive stock options shall be no less than the fair market value of the Company's Common Stock on the date that such options are granted or, if such incentive stock options are granted to a person who owns more than ten percent of the total combined voting power of all classes of stock of either the Company or a subsidiary or parent of the Company, then the exercise price shall be no less than one hundred ten percent (110%) of the fair market value of the Company's Common Stock on the date such options are granted. The exercise price for the issuance of Common Stock pursuant to nonqualified stock options may be more than or equal to the fair market value of the Company's Common Stock on the date that such options are granted.

NONTRANSFERABILITY

     No option granted under the Stock Option Plan shall be transferable by an eligible participant other than by will or by the laws of descent and distribution at his or her death.

AGGREGATE FAIR MARKET VALUE OF INCENTIVE STOCK OPTIONS

     The aggregate fair market value of the Company's Common Stock subject to incentive stock options granted to an eligible participant under the Stock Option Plan and any other stock option plan that first become exercisable in any calendar year shall not exceed $100,000.

ADJUSTMENT

     The number of shares of Common Stock with respect to which options may be granted under the Stock Option Plan shall be adjusted by the Compensation Committee to reflect any change in the capitalization of the Company.

AMENDMENT

     The Stock Option Plan may be amended from time to time by the Board of Directors, subject to the approval of the stockholders of the Company if stockholder approval is required by a national securities exchange on which the Common Stock is listed, Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), or to enable options granted under the Stock Option Plan to be treated as "qualified performance based compensation" under Treasury Regulation sec. 1.162-27(e) and, in the case of an amendment that applies to incentive stock options, if stockholder approval is required under sec. 422 of the Internal Revenue Code, to increase the number of shares of Common Stock reserved under the Stock Option Plan, or to change the class of employees eligible for options.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion outlines generally the federal income tax consequences under present law of participation under the Stock Option Plan. Individual circumstances may vary these results. This brief discussion is only a general summary based on current federal income tax laws, regulations (including proposed regulations), and judicial and administrative interpretations thereof. The federal income tax laws and regulations are frequently amended, and such amendments may or may not be retroactive with respect to transactions described therein.

     Nonqualified Options. An individual receiving a nonqualified stock option under the Stock Option Plan does not recognize taxable income on the date of grant of the option, assuming that the option does not have a readily ascertainable fair market value at the time it is granted, nor does the Company receive an income tax deduction. However, the individual must generally recognize ordinary income at the time of exercise of the nonqualified stock option in the amount of the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. The amount of ordinary income recognized by an individual generally is deductible by the Company in the year that the income is recognized by the individual. The Company's deduction, however, is subject to a $1,000,000 limitation on the deduction of certain employee remuneration under sec. 162(m) of the Internal Revenue Code, unless an exception for performance-based compensation under such section applies. The Stock Option Plan is designed to meet the requirements for such an exception. Upon subsequent disposition, any further gain or loss is taxable to the individual either as a short-term or long-term capital gain or loss, depending upon the length of time that the shares of Common Stock are held, with the Company entitled to no deduction.

     Incentive Stock Options. An optionee who is granted an incentive stock option under the Stock Option Plan ordinarily does not recognize taxable income either on the date of grant or on the date of option exercise, nor does the Company receive an income tax deduction. However, the excess of the fair market value of the Common Stock received upon the exercise of the incentive stock option over the option exercise price is includable in the optionee's alternative minimum taxable income and may result in an increase in federal tax liability as a result of the alternative minimum tax.

     Upon the disposition of the Common Stock acquired upon exercise of an incentive stock option, long-term capital gain or loss generally will be recognized in an amount equal to the difference between the sales price and the option exercise price, provided that the optionee has not disposed of the Common Stock within two years after the date of grant or within one year from the date of exercise. If the optionee disposes of the Common Stock without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will generally recognize ordinary income at the time of such Disqualifying Disposition to the extent of the lesser of (i) the excess of the fair market value of the Common Stock on the date the incentive stock option is exercised over the option exercise price or (ii) the excess of the amount realized on such Disqualifying Disposition over the option exercise price. Any remaining gain or any net loss is treated as a short-term or long-term capital gain or loss, depending upon the length of time that the Common Stock is held. Unlike the case in which a nonqualified option is exercised, the Company is not entitled to a tax deduction upon either the timely exercise of an incentive stock option or upon disposition of the Common Stock acquired pursuant to such exercise, except generally to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition, in which case the Company generally would be entitled to a federal income tax deduction equal to any ordinary income recognized by the employee (with any such deduction subject to potential limitation under sec. 162(m) of the Internal Revenue Code, subject to the exception for performance-based compensation under such section).

                                 OTHER BUSINESS

     The Board of Directors knows of no matters to be brought before the Special Meeting other than the adoption and approval of the Stock Option Plan. If any other business should properly come before the meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

                      COMMON STOCK OWNERSHIP BY MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

     The following table sets forth the beneficial ownership of shares of Common Stock as of October 31, 1997 for (i) directors of the Company, (ii) the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company whose cash and cash equivalent compensation exceeded $100,000 for the year ended December 31, 1996 (collectively the "Named Executive Officers"), (iii) the directors and executive officers of the Company as a group and (iv) each person who beneficially owns more than 5% of the outstanding Common Stock of the Company. Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person or entity has sole voting and disposition power. The number of shares represents (a) the number of shares of Common Stock the person beneficially owns plus (b) the number of shares issuable upon exercise of currently outstanding options that are exercisable or that become exercisable within 60 days.

                                                                 NUMBER
                                                               OF SHARES
                                                              BENEFICIALLY
            NAME AND ADDRESS OF BENEFICIAL OWNER                 OWNED       PERCENT OF CLASS(1)
            ------------------------------------              ------------   -------------------
Patrick B. McGinnis.........................................     110,000             1.0%
Douglas R. Sharps...........................................      20,000              *
Bobby T. Tokuuke............................................      17,000              *
Debra M. Murphy.............................................      15,700(2)           *
William C. Ballard, Jr......................................      10,000(3)           *
Jill L. Force...............................................       2,500              *
John H. Newman..............................................       1,000(4)           *
Elaine J. Robinson..........................................         500              *
Chris B. Van Arsdel.........................................         500              *
All executive officers and directors as a group (10
  persons)..................................................     209,700             1.8
The Kaufman Fund, Inc.(5)...................................   1,490,000            13.0

---------------

  * Less than 1%.
(1) Based on an aggregate of 11,470,000 shares of Common Stock issued and outstanding as of October 31, 1997.
(2) Includes 700 shares which are held by Ms. Murphy as custodian for a minor child.
(3) Represents shares held by Mr. Ballard as trustee for the benefit of his son.
(4) Represents shares owned by Mr. Newman's spouse.
(5) The address of The Kaufman Fund, Inc. ("Kaufman") is 140 E. 45th Street, 43rd Floor, New York, New York 10017. The information regarding Kaufman is presented in reliance upon a Schedule 13G filed by Kaufman with the Securities and Exchange Commission on June 13, 1997.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning compensation for services in all capacities awarded to, earned by or paid to, the Named Executive Officers, with respect to the year ended December 31, 1996. As of August 28, 1995, the Company was a wholly-owned subsidiary of Medaphis.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                           ANNUAL COMPENSATION                   AWARDS
                               --------------------------------------------   ------------
                                                                  OTHER        SECURITIES
                                                                  ANNUAL       UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR   SALARY ($)   BONUS ($)   COMPENSATION   OPTIONS (#)    COMPENSATION ($)
---------------------------    ----   ----------   ---------   ------------   ------------   ----------------
Patrick B. McGinnis..........  1996    $110,966     $86,093      $89,301(1)         0              $ 0
  Chairman, Chief Executive
  Officer, Director
Kathleen K. Harreld(2).......  1996     120,004      54,917        3,535(3)         0                0
  Executive Vice President --
  Business Development
Douglas R. Sharps............  1996     107,152      54,123            0            0                0
  Executive Vice President --
  Finance and Administration,
  Chief Financial Officer and
  Secretary
Bobby T. Tokuuke.............  1996      92,424      15,370        3,227(4)         0                0
  Senior Vice President --
  Systems
Debra M. Murphy..............  1996      83,071      17,447        1,785(5)         0                0
  Senior Vice
  President -- Sales &
  Marketing

---------------

(1) Includes $83,301 paid to Mr. McGinnis for his services as President of Medaphis Healthcare Information Technology Company, a subsidiary of Medaphis, $4,500 of matching contributions to the Medaphis Employees' Retirement Savings Plan and $1,500 of matching contributions to the Medaphis Deferred Compensation Plan.
(2) Resigned from the Company in May 1997.
(3) Includes $3,535 of matching contributions to the Medaphis Employees' Retirement Savings Plan.
(4) Includes $2,151 of matching contributions to the Medaphis Employees' Retirement Savings Plan and $1,076 of matching contributions to the Medaphis Deferred Compensation Plan.
(5) Includes $1,785 of matching contributions to the Medaphis Employees' Retirement Savings Plan.

STOCK OPTION GRANTS

     During the year ended December 31, 1996, the Company was a wholly-owned subsidiary of Medaphis and, therefore, the Company did not grant any options to purchase its Common Stock. Medaphis sold its interest in the Company to the public on May 21, 1997.

NON-QUALIFIED STOCK OPTION PLAN FOR ELIGIBLE EMPLOYEES

     The Company has adopted the Healthcare Recoveries, Inc. Non-Qualified Stock Option Plan for Eligible Employees (the "Plan"). The Plan provides for the award of stock options to certain officers and key employees of the Company. The Company has reserved 700,000 shares of Common Stock for issuance under the Plan and, as of October 31, 1997, options to purchase 671,025 shares of Common Stock have been granted. In accordance with Treasury regulations, in the event the value realized upon the exercise of options by any "covered" employee (the difference between the per share exercise price and the market price on the date of exercise multiplied by the number of options exercised) when combined with such employee's other "covered" compensation in the year of exercise exceeds $1.0 million, the Company will be unable to deduct the amount of such excess compensation.

     The Plan is administered by the Compensation Committee, which consists of three non-employee and outside directors. Subject to the terms of the Plan, the Compensation Committee has the authority to determine the employees to whom options or rights may be granted, the exercise price and the number of shares subject to each option or right and the time or times when each option shall become exercisable, to interpret the Plan and prescribe and rescind rules and regulations consistent with the Plan and to determine certain other provisions with respect to each option or right.

     Options granted under this Plan are generally nontransferable by the optionee and, unless otherwise determined by the Compensation Committee, must be exercised by the optionee during their period of employment or service with the Company or within a specified period following termination of employment or service. In the event of a Change of Control (as defined by the Plan), the unexercised portion of all outstanding options under the Plan will become fully vested and immediately exercisable and will remain exercisable until the first anniversary of such event, after which time all outstanding options will immediately terminate as to any portion thereof not exercised.

SUPPLEMENTAL RETIREMENT SAVINGS PLAN

     The Company has adopted a non-qualified deferred compensation plan under which certain key employees of the Company may defer up to 16% of their compensation (reduced by the amount they could have deferred under the Company's 401(k) Plan). The Company will match employee contributions equal to the contributions that would have been made under the Company's 401(k) Plan but for certain tax restrictions. Participants will be entitled to receive distributions upon termination of employment. The Company may fund all or part of its obligations under this plan in a trust reachable by the Company's general creditors.

ANNUAL BONUS PLAN

     The Company has adopted an annual performance-based bonus plan in which the Named Executive Officers will participate. The plan provides for cash bonuses to its participants based on certain performance-based thresholds set forth in the plan. The Company estimates that the maximum bonus for the Named Executive Officers would be between 95% and 115% of their respective base annual salaries.

DIRECTORS' STOCK OPTION PLAN

     The Company has adopted the Healthcare Recoveries, Inc. Directors' Stock Option Plan (the "Directors' Plan"). The Directors' Plan provides for the grant of options to purchase Common Stock to each non-employee Director of the Company. No Director who is an employee of the Company or any subsidiary is eligible to participate in the Directors' Plan.

     Each eligible Director was awarded options to purchase 10,000 shares of Common Stock at an exercise price equal to the initial public offering price per share upon consummation of the Company's initial public offering in May 1997. The Directors' Plan provides that beginning on the date of the annual meeting of the Board of Directors in 1998 and on the date of each subsequent annual meeting until 2002, each eligible Director will receive options to purchase 2,000 shares of Common Stock, for so long as shares are available under the Directors' Plan. One-third of the shares of Common Stock covered by an option will vest on the June 1st next following the date of grant and on each succeeding June 1st until fully vested, provided that the optionee must be an eligible Director of the Company on June 1st. Subject to readjustment in accordance with the provisions of the Directors' Plan, the total amount of Common Stock for which options may be granted to Directors under the Directors' Plan shall not exceed in the aggregate 70,000 shares. As of October 31, 1997, options to purchase 50,000 shares have been granted under the Directors' Plan.

     The Directors' Plan is administered by the Compensation Committee. Subject to the terms of the Directors' Plan, the Compensation Committee has the authority to determine the Directors to whom options or rights may be granted, the exercise price and the number of shares subject to each option or right and the time or times when each option become exercisable, to interpret the Directors' Plan and prescribe and rescind rules and regulations consistent with the Directors' Plan and to determine certain other provisions with respect to each option or right. If an optionee ceases to be a non-employee Director due to voluntary resignation as a Director, voluntary decision not to stand for reelection or removal as a Director by the stockholders for cause, then the unvested portion of any option shall terminate on the earlier of the option's expiration date or the date of termination of service as a non-employee Director. If an optionee ceases to be Director for any other reason, the unvested portion of options shall vest on the date of termination of service and may thereafter be exercised pursuant to their terms. The obligations of the Company under the Directors' Plan shall be binding upon any successor to substantially all of the Company's assets and business, and the Company has agreed that it will make appropriate provision for the preservation of the optionee's rights in any agreement or plan which it may enter into or adopt to effect any such transfer of assets or ownership. The Directors' Plan, with respect to the granting of options, shall terminate at midnight on June 30, 2002.

EMPLOYEE STOCK PURCHASE PLAN

     The Company has adopted the Healthcare Recoveries Employee Stock Purchase Plan pursuant to which eligible employees may elect to have payroll deductions of up to 15% of their annual compensation applied to the purchase of Common Stock at a discount to market price of approximately 15%, subject to certain restrictions.

EMPLOYMENT AGREEMENT

     The Company and Mr. McGinnis have entered into an employment agreement pursuant to which Mr. McGinnis will serve as Chairman and Chief Executive Officer of the Company. The employment agreement is for a term of three years, with automatic two year renewals, unless a notice of termination is delivered by either party within not less than sixty (60) days prior to the end of a term or a renewal term. Under the terms of the agreement, Mr. McGinnis will receive a salary at an annual rate of $200,000. The Company may terminate the employment agreement and all of its obligations thereunder if Mr. McGinnis (i) materially breaches any term of the employment agreement, (ii) commits any act in bad faith materially detrimental to the Company, (iii) engages in illegal or dishonest activities or is convicted of any crime involving fraud, deceit, or moral turpitude, or (iv) dies or becomes mentally or physically disabled and is unable to perform his obligation under the employment agreement. The Company's obligations under the employment agreement to pay salary, to provide for the continued vesting of stock option awards and to provide for health insurance benefits shall continue for the greater of the remainder of the term (or the renewal term) or two years if the Company terminates the employment agreement for any other reason, or if Mr. McGinnis terminates the agreement for one of the following reasons (i) the Company materially breaches any term of the employment agreement, (ii) the Company assigns Mr. McGinnis duties, or significantly reduces his assigned duties, in a manner inconsistent with his position with the Company (without his consent), (iii) the Company requires Mr. McGinnis's relocation outside of the metropolitan Louisville, Kentucky area (without his consent), (iv) the Company fails to obtain the assumption of the employment agreement by any successors to the Company, or (v) a Change in Control Event (as defined in the employment agreement) occurs, and Mr. McGinnis's employment is terminated by Mr. McGinnis or the Company, for whatever reason, within 120 days thereafter (in this latter event, Mr. McGinnis may also be entitled to receive a certain Gross-Up Payment (as defined in the employment agreement)). The employment agreement contains certain confidentiality and noncompete provisions in favor of the Company.

     The Company and Messrs. Burge, Sharps, Tokuuke, and Ms. Murphy have entered into employment agreements, each with a term of three years. Under the terms of the agreements, Messrs. Burge and Sharps will receive a salary at an annual rate of $125,000, and Mr. Tokuuke and Ms. Murphy will receive a salary at an annual rate of $110,000. The Company may terminate an employment agreement with Messrs. Burge, Sharps, Tokuuke, and Ms. Murphy for cause in the following circumstances:
(i) material breach of any term
of the employment agreement, (ii) commission of any act in bad faith materially detrimental to the Company, (iii) engagement in illegal or dishonest activities or conviction of any crime involving fraud, deceit, or moral turpitude or (iv) death or mental or physical disability resulting in an inability to perform one's obligations under the employment agreement. Each employment agreement contains certain confidentiality and noncompete provisions in favor of the Company.

COMPENSATION OF DIRECTORS

     The Company pays its directors who are not employees of the Company fees for their services as directors. Non-employee directors receive $1,500 for attendance (in person or by telephone) at each meeting of the Board of Directors, plus annual grants of 2,000 non-qualified stock options at the then current market price of Common Stock. See "-- Directors' Stock Option Plan." Directors are reimbursed for all out-of-pocket expenses incurred in attending all Board meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1996, the Company was a wholly-owned subsidiary of Medaphis and, as such, all compensation decisions were made by Medaphis management.

                                 OTHER MATTERS

STOCKHOLDER PROPOSALS

     Any stockholder proposals intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company on or before December 1, 1997 to be eligible for inclusion in the Proxy Statement and form of proxy to be distributed by the Company in connection with such meeting.

EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, telegraph or mail by one or more employees of the Company. The Company also will reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of the Company's Common Stock. In addition, the Company has retained Corporate Investor Communications, Inc. ("CIC") to assist in the solicitation of proxies with respect to shares of the Company's Common Stock held of record by brokers, nominees and institutions and, in certain cases, by other holders. Such solicitation may be made through the use of mails, by telephone or by personal calls. The anticipated cost of the services of CIC is a fee of $6,000 plus expenses.

                                          By Order of the Board of Directors,

                                          /s/ PATRICK B. MCGINNIS
                                          Patrick B. McGinnis
                                          Chairman of the Board and
                                          Chief Executive Officer

Louisville, Kentucky
November 10, 1997

                                                                      APPENDIX A

                          HEALTHCARE RECOVERIES, INC.
                             1997 STOCK OPTION PLAN
                           FOR ELIGIBLE PARTICIPANTS

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
sec. 1. PURPOSE............................................................  A-3
sec. 2. DEFINITIONS........................................................  A-3
       2.1.   Acquisition.................................................   A-3
       2.2.   Board.......................................................   A-3
       2.3.   Code........................................................   A-3
       2.4.   Committee...................................................   A-3
       2.5.   Company.....................................................   A-3
       2.6.   Effective Date..............................................   A-3
       2.7.   Eligible Participant........................................   A-3
       2.8.   Exchange Act................................................   A-3
       2.9.   Fair Market Value...........................................   A-3
       2.10.  ISO.........................................................   A-4
       2.11.  Non-ISO.....................................................   A-4
       2.12.  Option......................................................   A-4
       2.13.  Option Agreement............................................   A-4
       2.14.  Option Price................................................   A-4
       2.15.  Parent......................................................   A-4
       2.16.  Plan........................................................   A-4
       2.17.  Securities Act..............................................   A-4
       2.18.  Stock.......................................................   A-4
       2.19.  Subsidiary..................................................   A-4
       2.20.  Ten Percent Shareholder.....................................   A-4
sec. 3. SHARES RESERVED UNDER THE PLAN.....................................  A-4
sec. 4. ADMINISTRATION.....................................................  A-4
sec. 5. ELIGIBILITY........................................................  A-5
sec. 6. GRANT OF OPTIONS...................................................  A-5
sec. 7. OPTION PRICE.......................................................  A-6
sec. 8. EXERCISE PERIOD....................................................  A-6
sec. 9. NONTRANSFERABILITY.................................................  A-6
sec. 10. SECURITIES REGISTRATION...........................................  A-6
sec. 11. LIFE OF PLAN......................................................  A-7
sec. 12. ADJUSTMENT........................................................  A-7
sec. 13. CHANGE OF CONTROL AND CERTAIN OTHER EVENTS........................  A-7
       13.1.  Change of Control Events.....................................  A-7
       13.2.  The Company..................................................  A-8
       13.3.  Notice.......................................................  A-8
              Disposition of Stock Following Change of Control of
       13.4.  Company......................................................  A-8
       13.5.  Fractional Shares............................................  A-8
sec. 14. AMENDMENT OR TERMINATION..........................................  A-8
sec. 15. MISCELLANEOUS.....................................................  A-8
       15.1.  No Stockholder Rights........................................  A-8
       15.2.  No Contract of Employment....................................  A-8
       15.3.  Other Conditions.............................................  A-9
       15.4.  Taxes........................................................  A-9
       15.5.  Construction.................................................  A-9
       15.6.  References...................................................  A-9

                          HEALTHCARE RECOVERIES, INC.

                             1997 STOCK OPTION PLAN

                           FOR ELIGIBLE PARTICIPANTS

                                    sec. 1.

                                    PURPOSE

     The purpose of this Plan is to provide options to purchase stock to Eligible Participants in order for such Eligible Participants to acquire or increase their proprietary interest in the Company, and for such Eligible Participants to share in the success of the Company and to encourage them to remain in the employ of the Company.

                                    sec. 2.

                                  DEFINITIONS

     Each capitalized term set forth in this sec. 2 shall have the meaning set forth opposite such capitalized term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     2.1. Acquisition -- means the acquisition by the Company or any of its subsidiaries of all or part of the assets or outstanding capital stock or ownership interests (whether by purchase, merger or other business combination) of any corporation, partnership, joint stock company, limited liability company, joint venture or other business entity or division or other operating unit thereof.

     2.2. Board -- means the Board of Directors of the Company.

     2.3. Code -- means the Internal Revenue Code of 1986, as amended.

     2.4. Committee -- means the committee appointed by the Board to administer this Plan and at all times shall consist of two or more members of the Board who constitute "Non-Employee Directors" as such term is defined in Rule 16b-3 under the Exchange Act and "Outside Directors" as such term is defined in Treasury Regulation sec. 1.162-27(e)(3).

     2.5. Company -- means Healthcare Recoveries, Inc., a Delaware corporation, and any successor.

     2.6. Effective Date -- means the effective date of this Plan, which shall be the date this Plan is adopted by the Board in 1997, provided the Company's stockholders (acting at a duly called meeting of such stockholders) approve this Plan within twelve months after the date the Board adopts this Plan.

     2.7. Eligible Participant -- means any consultant, officer or other employee of the Company, a Parent or a Subsidiary, or any consultant, officer or other employee of an entity that is the subject of an Acquisition, who the Committee, acting in its absolute discretion, has determined to be eligible for the grant of an Option under this plan.

     2.8. Exchange Act -- means the Securities Exchange Act of 1934.

     2.9. Fair Market Value -- means for any date (i) the closing price on such date for a share of Stock as reported by The Wall Street Journal under the quotation system then used and reported on by any national securities exchange (as defined under the Exchange Act) on which the stock is listed or, (ii) if the Stock is not traded on a national securities exchange, the closing price for such date as reported for such date by The Wall Street Journal under the Nasdaq National Market quotation system or under the quotation system under which such closing price is reported or, (iii) if The Wall Street Journal does not report such closing price, such closing price as reported for such date by a newspaper or trade journal selected by the Committee or, (iv) if no such closing price is available for such date, such closing price as so reported or so quoted in accordance with sec. 2.9(i), (ii) or (iii) for the immediately preceding business day, or, (v) if no newspaper or trade journal reports such closing price or if no such price quotation is available, the price that the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     2.10. ISO -- means an option granted under this Plan to purchase Stock that is intended to satisfy the requirements of sec. 422 of the Code.

     2.11. Non-ISO -- means an option granted under this Plan to purchase Stock that by its terms provides that it will not be treated as an incentive stock option under sec. 422 of the Code or that fails to satisfy the requirements of sec. 422 of the Code.

     2.12. Option -- means an option granted under this Plan to purchase Stock.

     2.13. Option Agreement -- means the written agreement that sets forth the terms of an Option granted to an Eligible Participant under this Plan.

     2.14. Option Price -- means the price that shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

     2.15. Parent -- means any corporation that is a parent corporation (within the meaning of sec. 424(e) of the Code) of the Company.

     2.16. Plan -- means this Healthcare Recoveries, Inc. 1997 Stock Option Plan for Eligible Participants, as amended from time to time.

     2.17. Securities Act -- means the Securities Act of 1933.

     2.18. Stock -- means the common stock of the Company, par value $.001 per share.

     2.19. Subsidiary -- means any corporation that is a subsidiary corporation (within the meaning of sec. 424(f) of the Code) of the Company.

     2.20. Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of sec. 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either the Company, a Subsidiary or a Parent.

                                    sec. 3.

                         SHARES RESERVED UNDER THE PLAN

     There shall be 860,000 shares of Stock reserved for issuance under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been repurchased by the Company. Furthermore, any shares of Stock subject to an Option that remain unissued after the cancellation or expiration of such Option thereafter shall again become available for use under this Plan. The maximum number of shares of Stock with respect to which an Option or Options may be granted under this Plan in any calendar year to any one Eligible Participant shall be 100,000 shares, and any Option granted before stockholder approval of this Plan automatically shall be granted subject to such approval.

                                    sec. 4.

                                 ADMINISTRATION

     This Plan shall be administered by the Committee. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee shall be filled by the Board and the Board shall designate the Chairman of the Committee. The Committee shall hold meetings at such times and places as it may determine. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and to take such other action (except to the extent the right to take such action is expressly and exclusively reserved for the Board) in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Eligible Participant and on each other person directly or indirectly affected by such action. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted under this Plan.

                                    sec. 5.

                                  ELIGIBILITY

     Only Eligible Participants shall be eligible for the grant of Options under this Plan. Only Eligible Participants who are employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs under this Plan.

                                    sec. 6.

                                GRANT OF OPTIONS

     The Committee, acting in its absolute discretion, shall have the right to grant Options to Eligible Participants under this Plan, and the Committee may delegate to the chief executive officer of the Company the authority to grant Options to any Eligible Participant, subject to any review, approval or notification required by the Committee, except that the chief executive officer shall not be delegated the authority to grant Options to Eligible Participants who are subject to the reporting requirements of Section 16(a) of the Exchange Act. Each grant of an Option shall be evidenced by an Option Agreement, which shall specify whether the Option is an ISO or Non-ISO and which shall incorporate such other terms and conditions as the Committee, acting in its absolute discretion, or the chief executive officer deems consistent with the terms of this Plan; provided that (unless the Committee or the chief executive officer decides otherwise with respect to any Option grant or grants) each Option Agreement shall provide the vesting provisions of the Option and shall provide that, if the Eligible Participant ceases to be an employee of the Company, any Parent or Subsidiary, or, in the case of a Non-ISO, an employee of any entity that is the subject of an Acquisition, except as a result of a transaction contemplated by sec. 13, before the Option is fully vested, any portion of the Option which is not fully vested on the date of such termination of employment shall be automatically forfeited as of such employment termination date, and the vested portion of the Option which is unexercised shall expire, terminate and become unexercisable no later than the earlier to occur of: (i) the expiration of three months from the date on which the Eligible Participant ceases to be an employee of the Company, any Parent or Subsidiary, or, in the case of a Non-ISO, an employee of any entity that is the subject of an Acquisition, by any reason other than death or permanent and total disability (within the meaning of Code sec. 22(e)(3)), or (ii) the expiration of six months from the date the Eligible Participant ceases to be employed by the Company, any Parent or Subsidiary, or, in the case of a Non-ISO, an employee of any entity that is the subject of an Acquisition, by reason of death or permanent and total disability (within the meaning of Code Section 22(e)(3)).

     The aggregate Fair Market Value of the shares of Stock subject to ISOs and other incentive stock options (that satisfy the requirements under sec. 422 of the Code) granted to an Eligible Participant under this Plan and under any other stock option plan adopted by the Company, a Subsidiary or a Parent that first become exercisable in any calendar year shall not exceed $100,000. Such Fair Market Value figure shall be determined by the Committee on the date the ISO or other incentive stock option is granted. The Committee shall interpret and administer the limitation set forth in this paragraph in accordance with sec. 422(d) of the Code, and the Committee shall treat this limitation as in effect only for those periods for which sec. 422(d) of the Code is in effect.

                                    sec. 7.

                                  OPTION PRICE

     The Option Price for each share of Stock subject to an ISO shall be no less than the Fair Market Value of a share of Stock on the date such Option is granted or, if the ISO is granted to an Eligible Participant who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such Option shall be no less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date such Option is granted. The Option Price for each share of Stock subject to a Non-ISO may (in the absolute discretion of the Committee or chief executive officer) be more than or equal to the Fair Market Value of a share of Stock on the date such Option is granted; provided that the Option Price for each Non-ISO that is granted to replace a stock option of any entity that is the subject of an Acquisition shall reflect the conversion ratio, if any, applicable to such Acquisition and may (in the absolute discretion of the Committee) be more or less than or equal to the Fair Market Value of a share of Stock on the date such Option is granted; provided further, however, that in no event shall the Option Price be less than adequate consideration as determined by the Committee.

                                    sec. 8.

                                EXERCISE PERIOD

     Each Option granted under this Plan shall be exercisable in whole or in part if and when it is vested and at such time or times as set forth in the related Option Agreement, but no Option Agreement shall make an Option exercisable on or after the earlier of

          (a) the date such option is exercised in full or forfeited,

          (b) the date which is the fifth anniversary of the date such Option is granted, if such Option is an ISO and the Eligible Participant is a Ten Percent Shareholder on the date such Option is granted, or

          (c) the date which is the tenth anniversary of the date such Option is granted, if such Option is a Non-ISO or if such Option is an ISO and is granted to an Eligible Participant who is not a Ten Percent Shareholder on the date such Option is granted.

                                    sec. 9.

                               NONTRANSFERABILITY

     No Option granted under this Plan shall be transferable by an Eligible Participant other than by will or by the laws of descent and distribution at his or her death, and an Option shall be exercisable during an Eligible Participant's lifetime only by the Eligible Participant or, if the Eligible Participant is determined under applicable law to be incompetent to act on his or her own behalf, by the person authorized under such applicable law to act on the Eligible Participant's behalf. The Company shall treat any person to whom an Option is transferred by will or by the laws of descent and distribution the same as an Eligible Participant for purposes of exercising such Option.

                                    sec. 10.

                            SECURITIES REGISTRATION

     Each Option Agreement shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Eligible Participant shall, if so requested by the Company, hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Option Agreement also shall provide that, if so requested by the Company, the Eligible Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such stock under the Securities Act and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the Securities Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of an effective registration statement as to such Stock under the Securities Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of counsel acceptable to the Company, that such registration is not required.

                                    sec. 11.

                                  LIFE OF PLAN

     No Option shall be granted under this Plan on or after the earlier of

          (a) the tenth anniversary of the Effective Date, in which event this Plan thereafter shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

          (b) the date on which all of the Stock reserved under sec. 3 has (as a result of the exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                    sec. 12.

                                   ADJUSTMENT

     The number of shares of Stock reserved under sec. 3, the number of shares of Stock subject to Options granted under this Plan, and the Option Price of such Options shall be adjusted by the Committee in a equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits, a subdivision or combination of the Stock, a reclassification of the Stock, a merger or consolidation of the Company or any like changes in the Stock or in the value of a share of Stock. The Committee as part of any corporate transaction described in sec. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares subject to ISOs previously granted under this Plan and the related Option Price for each such Option, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with sec. 424(a) of the Code) to grant Options to effect the assumption of, or the substitution for, options previously granted by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such options. If any adjustment under this sec. 12 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. Any adjustment made under this sec. 12 by the Committee shall be conclusive and binding on affected persons.

                                    sec. 13.

                   CHANGE OF CONTROL AND CERTAIN OTHER EVENTS

     13.1. Change of Control Events. The following events shall constitute "Change of Control" events for purposes of this Plan: (1) The adoption of a plan of merger or consolidation of the Company with any other corporation as a result of which the holders of the outstanding voting stock of the Company as a group would receive less than fifty percent of the voting stock of the surviving or resulting corporation; (2) The adoption of a plan of liquidation or the approval of the dissolution of the Company; or (3) The sale or transfer of substantially all of the assets of the Company.

     13.2. The Company. In the event of a Change of Control event described in sec. 13.1(1), the unexercised portion of all outstanding Options under this Plan will automatically become fully vested and immediately exercisable and will remain exercisable (subject to adjustment pursuant to sec. 12) until 12 months after the occurrence of such Change of Control event, after which time all outstanding Options will immediately terminate as to any portion thereof not exercised; provided, the Compensation Committee may approve vesting and exercise periods differing from those provided in this sec. 13.2.

     13.3. Notice. Subject to compliance with applicable federal and state securities laws, the Committee will undertake to provide applicable Eligible Participants with reasonable notice of any Change of Control event described in sec. 13.1 prior to the occurrence of such Change of Control event.

     13.4. Disposition of Stock Following Change of Control of Company. In the event of a Change of Control event described in sec. 13.1(1), each Eligible Participant electing to exercise any outstanding Option will have the right in connection with the closing of such Change of Control event either to (1) sell to the Company or the surviving or resulting corporation, the shares of Stock which the Eligible Participant received upon exercise of such Option at a cash price per share equivalent of the Fair Market Value of the Stock as of the date of such Change of Control event, or (2) receive the number and class of shares of stock or other securities or any other property which the terms of the agreement of merger, consolidation, or other reorganization would entitle the Eligible Participant to receive as the holder of record of the number of shares of Stock which the Eligible Participant received upon exercise of such Option; provided, however, that in the event a Change of Control event contemplated by this sec. 13.4 involves a merger to be accounted for under the "pooling of interests" accounting method, then the Committee shall have the authority hereunder to modify the rights of an Eligible Participant under this sec. 13.4 to the extent necessary in order to preserve the "pooling of interests" accounting treatment for such merger.

     13.5. Fractional Shares. No Change of Control event contemplated by this sec. 13 shall create a right to acquire a fractional share of Stock, and any such fractional share shall be forfeited by the Eligible Participant.

                                    sec. 14.

                            AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate, except that the Board shall not amend this Plan absent the approval of the stockholders of the Company (a) if stockholder approval of the amendment is required under Code sec. 422, to increase the number of shares of Stock reserved under sec. 3 or to change the class of employees eligible for Options under sec. 5, or (b) if stockholder approval of the amendment is required by a national securities exchange on which the stock is listed, is required in order to comply with Rule 16b-3 under the Exchange Act, or is required to enable Options granted under the Plan to be treated as "qualified performance based compensation" under Treasury Regulation sec. 1.162-27(e); provided that any amendment that specifically applies to Non-ISOs shall not require stockholder approval unless such approval is required under sec. 14(b). The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option granted before such modification, amendment or cancellation unless the Eligible Participant consents in writing to such modification, amendment or cancellation.

                                    sec. 15.

                                 MISCELLANEOUS

     15.1. No Stockholder Rights. No Eligible Participant shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual delivery of Stock subject to such Option to such Eligible Participant.

     15.2. No Contract of Employment. The grant of an Option to an Eligible Participant under this Plan shall not constitute a contract of employment and shall not confer on an Eligible Participant any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option.

     15.3. Other Conditions. Each Option may require that an Eligible Participant (as a condition to the exercise of an Option) enter into any agreement or make such representations requested by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of such Option and provides for the repurchase of such Stock by the Company under certain circumstances.

     15.4. Taxes. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to Options under the Plan, including, but not limited to, (i) deducting the amount required to be withheld from salary or any other amount then or thereafter payable to an Eligible Participant, beneficiary or legal representative or (ii) requiring an Eligible Participant, beneficiary or legal representative to pay to the Company the amount required to be withheld as a condition of releasing the Stock.

     15.5. Construction. This Plan shall be construed under the laws of the State of Delaware.

     15.6. References. Any reference in this Plan to a section (sec.) shall be to a section (sec.) of this Plan unless otherwise specified in such reference.

                                                                        APPENDIX
                          HEALTHCARE RECOVERIES, INC.

                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                              ON DECEMBER 8, 1997

    The undersigned hereby appoints Patrick B. McGinnis and Douglas R. Sharps and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of common stock of Healthcare Recoveries, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held on Monday, December 8, 1997, at 10:00 a.m., local time, or at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the Special Meeting of Stockholders or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Special Meeting of Stockholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the Special Meeting of Stockholders or any adjournment thereof.

    1. To adopt and approve the Healthcare Recoveries, Inc. 1997 Stock Option Plan for Eligible Participants (the "Stock Option Plan").

      [ ]  FOR the Stock Option Plan

      [ ]  AGAINST the Stock Option Plan

      [ ]  ABSTAIN with respect to the Stock Option Plan

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE ABOVE-STATED PROPOSAL.


                                              Dated:                        1997
                                                    -----------------------,


                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature (if held jointly)

                                              Please sign exactly as your name
                                              or names appear hereon. For more
                                              than one owner as shown above,
                                              each should sign. When signing in
                                              a fiduciary or representative
                                              capacity, please give full title.
                                              If this proxy is submitted by a
                                              corporation, it should be executed
                                              in the full corporate name by a
                                              duly authorized officer, if a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING ON DECEMBER 8, 1997. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.